UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2020

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On October 26, 2020, Cable One, Inc. (“we,” “us,” “our” or the “Company”) issued a press release announcing certain preliminary estimated results for the quarter ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information contained in this Item 2.02, as well as in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

In connection with the offering of the Notes described in Item 8.01 below, the Company is disclosing the information set forth below in a preliminary offering memorandum, dated October 26, 2020 (the “Offering Memorandum”). The information in this current report should be read in conjunction with the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 (the “First Quarter 2020 Form 10-Q”) and June 30, 2020 (together with the First Quarter 2020 Form 10-Q, the “2020 Form 10-Qs”), respectively, and the information under the “Cautionary Statement Regarding Forward-Looking Statements” in the Form 10-K, as modified hereby.

The information contained in this Item 7.01 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Information included in the Offering Memorandum:

COVID-19 update

The negative impacts associated with the actions we took in response to the pandemic continued in the third quarter of 2020, due primarily to the now-concluded suspension of data overage fees, late charges and reconnect fees and diminished growth in business services revenues coupled with higher labor costs and other operating expenses. However, these reduced revenues and additional costs are expected to be more than offset in the third quarter of 2020 by a greater-than-usual gain in residential data customers over the second and third quarters of 2020 and the associated increase in residential data revenues as well as lower travel costs. In addition, for the three months ended September 30, 2020, we expect to record sequentially lower bad debt expense as collections of receivables were better than originally estimated.

We expect the negative impacts associated with the actions we took in response to the pandemic to largely dissipate during the fourth quarter of 2020, due primarily to the resumption of billing late charges, reconnect fees and data overage fees for a full quarter as well as the normalization of labor costs. In addition, the increase in residential data revenues associated with the significant number of residential data customers acquired during the COVID-19 pandemic is anticipated to continue during the fourth quarter of 2020. However, we continue to face various uncertainties related to the impact of the COVID-19 pandemic on the overall economy and our business, including whether we are able to sustain continued customer growth, our level of bad debt expense and if some of the expense reductions realized during the third quarter of 2020 will continue or if those expenses will return to more normal levels given the fluid situation regarding pandemic-related restrictions across the country.

MBI transactions

As of September 30, 2020, Mega Broadband Investments Holdings LLC (“MBI”) provided service to more than 200,000 data customers out of approximately 640,000 homes passed with a video penetration rate of approximately 10%. In addition, MBI’s network has upgraded systems and a high-capacity plant with more than 15,800 network plant miles, including over 4,100 fiber route miles, capable of delivering Gigabit speeds across its footprint, in each case as of September 30, 2020. MBI’s last quarter annualized revenue (calculated as MBI’s revenue for the three months ended September 30, 2020 multiplied by four) was approximately $258 million, and its commercial revenue as a percentage of total revenue for the three months ended September 30, 2020 was approximately 17%.

Concurrent financing transactions

Upsize and extension of Term Loan B-3

We recently launched an amendment with respect to our credit agreement to upsize and extend our term “B-3” loan tranche that is scheduled to mature in January 2026 (the “Term Loan B-3”). As of June 30, 2020, the aggregate outstanding principal amount of our Term Loan B-3 was approximately $321.8 million. We are seeking to upsize the Term Loan B-3 by approximately $300.0 million aggregate principal amount and extend the scheduled maturity of the entire tranche to the date in 2027 that is the seventh anniversary of the effective date of the amendment (the “B-3 Upsize and Extension”). We expect to use the net proceeds of the B-3 Upsize and Extension, together with cash on hand, to repay all $485.0 million aggregate principal amount of our outstanding term “B-1” loans scheduled to mature in May 2024 (the “Term Loan B-1”).

Except as described above, we do not expect there to be any material changes to the terms of the Term Loan B-3 as part of the B-3 Upsize and Extension, but the issue price of and fees related to the new loans will be subject to market conditions at or prior to the time we execute the definitive documentation for the B-3 Upsize and Extension.

There can be no assurance that we will consummate the B-3 Upsize and Extension on the terms described herein or at all. Completion of the B-3 Upsize and Extension is not conditioned upon the completion of the offering of the Notes and the offering of the Notes is not conditioned upon the completion of the B-3 Upsize and Extension.

Extension of Term Loan B-2

We recently launched an amendment with respect to our credit agreement to extend our term “B-2” loan tranche that is scheduled to mature in January 2026 (the “Term Loan B-2”). As of June 30, 2020, the aggregate outstanding principal amount of our Term Loan B-2 was approximately $246.9 million. We are seeking to extend the scheduled maturity of our Term Loan B-2 to the date in 2027 that is the seventh anniversary of the effective date of the amendment (the “B-2 Extension”).

Except as described above, we do not expect there to be any material changes to the terms of the Term Loan B-2 as part of the B-2 Extension. The fees related to B-2 Extension will be subject to market conditions at or prior to the time we execute the definitive documentation for the B-2 Extension.

There can be no assurance that we will consummate the B-2 Extension on the terms described herein or at all. Completion of the B-2 Extension is not conditioned upon the completion of the offering of the Notes and the offering of the Notes is not conditioned upon the completion of the B-2 Extension.

Amendment and extension of Term Loan A-2 and Revolving Credit Facility

We recently launched an amendment with respect to our credit agreement to extend the scheduled maturity of our term “A-2” loan facility (the “Term Loan A-2”) and revolving credit facility (the “Revolving Credit Facility”), increase the amount of commitments under our Revolving Credit Facility and make certain other amendments. As of June 30, 2020, we had approximately $685.3 million aggregate principal amount of Term Loan A-2 outstanding and $350.0 million aggregate principal amount of commitments under our Revolving Credit Facility, and each facility is scheduled to mature in May 2024. We are seeking to (i) increase the aggregate principal amount of commitments under our Revolving Credit Facility by up to $150.0 million to $500.0 million, (ii) extend the scheduled maturity of our Term Loan A-2 and Revolving Credit Facility to the date in 2025 that is the fifth anniversary of the effective date of the amendment and (iii) reset the amortization schedule of the Term Loan A-2 so that the Term Loan A-2 will amortize in equal quarterly installments at a rate (expressed as a percentage of the outstanding principal amount on the effective date of the amendment) of 2.5% per annum for each of the first two years following the effective date of the amendment, 5.0% per annum for the third year following the date of the effective date of the amendment, 7.5% per annum for the fourth year following the effective date of the amendment and 12.5% per annum for the fifth year following the effective date of the amendment (in each case subject to customary adjustments in the event of any prepayment), with the balance due upon maturity (collectively, the “RCF/A-2 Amendment and Extension Transaction”).

Except as described above, we do not expect there to be any material changes to the terms of the Term Loan A-2 and Revolving Credit Facility as part of the RCF/A-2 Amendment and Extension Transaction. The fees related to the RCF/A-2 Amendment and Extension Transaction will be subject to market conditions at or prior to the time we execute the definitive documentation for the RCF/A-2 Amendment and Extension Transaction.

There can be no assurance that we will consummate the RCF/A-2 Amendment and Extension Transaction on the terms described herein or at all. Completion of the RCF/A-2 Amendment and Extension Transaction is not conditioned upon the completion of the offering of the Notes and the offering of the Notes is not conditioned upon the completion of the RCF/A-2 Amendment and Extension Transaction.

Item 8.01	Other Events

On October 26, 2020, the Company issued a press release announcing the commencement of a private offering of senior notes (the “Notes”) in a transaction exempt from registration under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This current report does not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, strategy, acquisitions and strategic investments, dividend policy, financial results and financial condition as well as anticipated impacts from the COVID-19 pandemic on the Company and future responses. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Form 10-K and the 2020 Form 10-Qs as filed with the SEC:

•	the duration and severity of the COVID-19 pandemic and its effects on its business, financial condition, results of operations and cash flows;

•	rising levels of competition from historical and new entrants in its markets;

•	recent and future changes in technology;

•	its ability to continue to grow its business services products;

•	increases in programming costs and retransmission fees;

•	its ability to obtain hardware, software and operational support from vendors;

•	the effects of any acquisitions and strategic investments by the Company;

•
risks relating to the Company’s initial minority ownership position in Mega Broadband Investments Holdings LLC (“MBI”), including its ability to appoint only a minority of members of the board of managers of MBI, the fact that the managers of MBI will not owe the same fiduciary duties to the Company that directors of a corporation would owe to stockholders, and the limited category of transactions for which the Company’s consent will be needed under MBI’s operating agreement;

•
uncertainties related to the exercise of the call option or the put option in the MBI investment, including the Company’s ability to finance the purchase of the remaining membership interests in MBI on terms acceptable to the Company or at all;

•	risks that its rebranding may not produce the benefits expected;

•	damage to its reputation or brand image;

•	risks that the implementation of its new enterprise resource planning system disrupts business operations;

•	adverse economic conditions;

•	the integrity and security of its network and information systems;

•	the impact of possible security breaches and other disruptions, including cyber-attacks;

•	its failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;

•	its ability to retain key employees (who the Company refers to as associates);

•	legislative or regulatory efforts to impose network neutrality and other new requirements on its data services;

•	additional regulation of its video and voice services;

•	its ability to renew cable system franchises;

•	increases in pole attachment costs;

•	changes in local governmental franchising authority and broadcast carriage regulations;

•	the potential adverse effect of its level of indebtedness on its business, financial condition or results of operations and cash flows;

•	the restrictions the terms of its indebtedness place on its business and corporate actions;

•	the possibility that interest rates will rise, causing its obligations to service its variable rate indebtedness to increase significantly;

•	its ability to incur future indebtedness;

•	fluctuations in the Company’s stock price;

•	the Company’s ability to continue to pay dividends;

•	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes and the liabilities for directors; and

•	the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to the Form 10-K and the 2020 Form 10-Qs.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Cable One, Inc., dated October 26, 2020.

99.2	Press Release issued by Cable One, Inc., dated October 26, 2020.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: October 26, 2020